SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              SWVA Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:

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          (2) Aggregate number of securities to which transaction applies:

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          (3) Per unit price or other underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4) Proposed maximum aggregate value of transaction:

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          (5) Total fee paid:

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  [ ]   Fee paid previously with preliminary materials.
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount previously paid:

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          (2) Form, Schedule or Registration Statement No.:

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          (3) Filing Party:

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          (4) Date Filed:

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

                       [SWVA BANCSHARES, INC. LETTERHEAD]






September 14, 1999

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of SWVA Bancshares, Inc., (the "Company"), I cordially invite you to attend the annual meeting of stockholders to be held at the Holiday Inn - Tanglewood, 4468 Starkey Road, Roanoke, Virginia on October 13, 1999, at 10:30 a.m. We will be electing directors, ratifying the choice of auditors and considering a proposal from a stockholder. During the meeting, I will report on the operations of the Company. Our directors and officers, as well as representatives of Cherry Bekaert & Holland L.L.P., certified public accountants, will be present to respond to your questions.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

                                         Sincerely,

                                         /s/B.L. Rakes
                                         --------------------------
                                         B.L. Rakes
                                         Chairman

--------------------------------------------------------------------------------
                              SWVA BANCSHARES, INC.
                             302 SECOND STREET, S.W.
                          ROANOKE, VIRGINIA 24011-1597
                                 (540) 343-0135
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 13, 1999
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SWVA Bancshares, Inc., (the "Company") will be held at the Holiday Inn - Tanglewood, 4468 Starkey Road, Roanoke, Virginia on Wednesday, October 13, 1999, 10:30 a.m. A proxy and a proxy statement for the meeting are enclosed.

The meeting is being held for the following purposes:

1.       The election of four directors;
2. The ratification of the appointment of Cherry Bekaert & Holland L.L.P. as independent auditors of the Company for the fiscal year ending June 30, 2000;
3. The consideration of a stockholder's proposal to recommend that the Board of Directors appoint a special committee concerning offers to acquire the Company; and
4. The transaction of such other matters as may properly come before the meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the meeting. Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on September 3, 1999 are the stockholders entitled to vote at the meeting and any adjournments thereof.

EACH  STOCKHOLDER,  WHETHER  OR NOT HE OR SHE PLANS TO ATTEND  THE  MEETING,  IS
REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE WITH THE SECRETARY OF THE COMPANY. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/Barbara C. Weddle
                                      ----------------------------------
                                      Barbara C. Weddle
                                      Secretary

Roanoke, Virginia
September 14, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              SWVA BANCSHARES, INC.
                             302 SECOND STREET, S.W.
                          ROANOKE, VIRGINIA 24011-1597
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 13, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     General
--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of SWVA Bancshares, Inc. (the "Company") to be used at the annual meeting of stockholders of the Company which will be held at the Holiday Inn - Tanglewood, 4468 Starkey Road, Roanoke, Virginia on Wednesday, October 13, 1999, 10:30 a.m., local time. The accompanying Notice of Meeting and this proxy statement are being first mailed to stockholders on or about September 14, 1999. The Company is the sole shareholder of Southwest Virginia Savings Bank, FSB (the "Bank").

         At the meeting, stockholders will consider and vote upon (i) the election of four directors, (ii) the ratification of the appointment of auditors for the fiscal year ending June 30, 2000 and (iii) the consideration of a stockholder's proposal to recommend that the Board of Directors appoint a special committee. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxy holder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, of which the Company was not aware of on or before July 31, 1999, that may properly come before the meeting or any adjournment of the meeting.

--------------------------------------------------------------------------------
                       Voting and Revocability of Proxies
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless revoked, the shares represented by proxies will be voted at the meeting and all adjournments of the meeting. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the meeting. A proxy will not be voted if a stockholder attends the meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors, "FOR" the ratification of auditors and "AGAINST" the stockholder proposal.

--------------------------------------------------------------------------------
                 Voting Securities and Principal Holders Thereof
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on September 3,1999 (the "Record Date"), are entitled to one vote for each share of common stock of the Company then held. As of the Record Date, the Company had 423,612 shares of common stock issued and outstanding.

         The Articles of Incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of common stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the Company or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote (any shares held in excess of the Limit shall not be considered entitled to vote) is necessary to constitute a quorum at the meeting. Any shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on such matter, are considered "Broker Non- Votes." In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the meeting, the meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are to be elected by a plurality of votes cast by the shares entitled to vote in the election at a meeting of stockholders at which a quorum is present.

         As to the ratification of auditors and consideration of the stockholder proposal, by checking the appropriate box, a stockholder may: vote (i) "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. These two matters and, unless otherwise required by law, all other matters are determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes (shares that brokers cannot vote absent instruction from the beneficial owner) or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the common stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of common stock at the Record Date.

                                                               Percent of Shares
                                       Amount and Nature of     of Common Stock
Name and Address of Beneficial Owner   Beneficial Ownership       Outstanding
------------------------------------   --------------------    -----------------

Southwest Virginia Savings Bank, FSB          44,743                 10.6%
Employee Stock Ownership Plan
302 Second Street, S.W.
Roanoke, Virginia  24011-1597

B. L. Rakes                                   37,634(1)               8.4%
302 Second Street, S.W.
Roanoke, Virginia  24011-1597

All Directors and Executive Officers         105,645(2)(3)(4)         22.3%
  as a Group (9 persons)

------------------------
(1) Includes 22,856 shares of common stock that the individual has a right to acquire pursuant to exercisable options, and 815 shares of restricted common stock that will vest within 60 days of the Record Date.
(2) Includes shares of common stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 49,705 shares of common stock that executive officers and directors have a right to acquire pursuant to the exercise of options within 60 days from the Record Date. Includes 8,843 shares of common stock allocated under the ESOP to executive officers or directors, over which such individuals exercise shared voting and investment power.
(3)      Excludes  22,824  unallocated  shares of common  stock  held  under the
         Employee Stock Ownership Plan ("ESOP") for which certain directors serve as members of the administrative committee ("ESOP Committee") or as trustees for the ESOP ("ESOP Trustees"). Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. Messrs. B. L. Rakes, F.C. Hoge, and Michael M. Kessler serve on the ESOP Committee and Michael M. Kessler, James H. Brock, and Glen C. Combs serve as the ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee.
(4) Excludes 14,895 shares of common stock held by the Southwest Virginia Savings Bank, FSB Management Stock Bonus Plan ("Management Stock Bonus Plan") as of the close of business on the Record Date. Directors Hoge, Brock, Combs, and Kessler collectively serve as trustees to the Management Stock Bonus Plan' trust, and such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The common stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the common stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the common stock. Based on the Company's review of such ownership reports, other than as set forth below, to the best of the Company's knowledge, no officer, director, or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 1999. Each of Director Weddle and officers Staples and Munden filed a Form 5 to report the award, during fiscal year 1999, of shares through the ESOP. These Forms 5 were filed 11 days late.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. One class, consisting of James H. Brock, Glen C. Combs, and Michael M. Kessler, has a term of office expiring at the meeting. A second class, consisting of B. L. Rakes and D.W. Shilling, has a term of office expiring at the annual meeting of stockholders to be held in 2000. A third class of directors, consisting of F. Courtney Hoge and Barbara C. Weddle, has a term of office expiring at the annual meeting of stockholders to be held in 2001. The Board of Directors consists of seven members. Three directors will be elected at the meeting to serve for three-year terms and one director will be elected for a one year term.

         James Brock, Glen Combs, Michael Kessler and D.W. Shilling have been nominated by the Board of Directors to serve as directors. Messrs. Brock, Combs and Kessler are currently members of the Board and have been nominated for three-year terms to expire in 2002. Mr. Shilling has been nominated for a one year term. Mr. Shilling was appointed to fill the vacancy created by the election of Mr. John Hart to Director Emeritus in 1999 and, therefore, Mr. Shilling must stand for election at the meeting. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the common stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank.

                                                                                Shares of
                                              Year First          Current      Common Stock
                                              Elected or          Term to      Beneficially       Percent
         Name                  Age(1)        Appointed (2)        Expire         Owned (3)        of Class
         ----                  ------        -------------        -------      ------------       --------
                        BOARD NOMINEES FOR TERM TO EXPIRE IN 2002
James H. Brock                 57              1985               1999          8,247(4)(5)(6)       1.9%
Glen C. Combs                  52              1987               1999         14,215(4)(5)(6)       3.3%
Michael M. Kessler             47              1987               1999          8,917(4)(5)(6)       2.1%


                        BOARD NOMINEE FOR TERM TO EXPIRE IN 2000
D.W. Shilling                  53              1999               1999          3,315                0.8%

                        DIRECTORS CONTINUING IN OFFICE
B. L. Rakes                    66              1977               2000         37,634(7)             8.4%
F. Courtney Hoge               58              1979               2001          7,715(4)(5)          1.8%
Barbara C. Weddle              62              1987               2001         12,959(8)             3.0%

------------------------
(1)      At June 30, 1999.
(2) Refers to the year the individual first became a director of the Company or the Bank. All directors of the Bank during June 1994 became directors of the Company when it was incorporated in June 1994.
(3)      Beneficial ownership as of the Record Date.
(4) Includes 3,727 shares of common stock that the individual has a right to acquire pursuant to exercisable options, and 163 shares of restricted common stock that will vest within 60 days of the Record Date.
(5) Excludes 14,895 shares of common stock held by the Management Stock Bonus Plan's trust, to which the individual serves as trustee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity.
(6) Excludes 22,824 unallocated shares of Common Stock held under the ESOP for which certain directors serve as members of the ESOP Committee or as ESOP Trustees. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. The ESOP purchased shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. Messrs. B. L. Rakes and Michael M. Kessler serve on the ESOP Committee and Michael M. Kessler, James H. Brock, and Glen C. Combs serve as the ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee.
(7) Includes 22,856 shares of common stock that the individual has a right to acquire pursuant to exercisable options, and 815 shares of restricted common stock that will vest within 60 days of the Record Date.
(8) Includes 7,379 shares of common stock that the individual has a right to acquire pursuant to exercisable options and 423 shares of restricted common stock that will vest within 60 days of the Record Date.

         The following table sets forth the non-director executive officers of the Company and the Bank, their name, age, the year they first became an officer of the Company or the Bank, and their current position with the Company or the Bank.

                                    Year First
                                   Appointed as
Name of Individual   Age (1)        Officer(2)               Position (3)
------------------   -------        ----------               ------------

Wayne F. Munden        55              1985             Senior Vice President/
                                                        Director of Lending

Mary G. Staples        45              1990             Treasurer/Controller

------------------------
(1)      As of June 30, 1999.
(2)      Refers to the year the individual first became an officer of the Bank.
(3) Mr. Munden serves as an executive officer of the Bank. In addition to serving as Treasurer/Controller of the Company, Ms. Staples serves as Vice President of Operations and as Treasurer/Controller of the Bank.

Biographical Information

         Set forth below is certain information with respect to the executive officers and directors of the Company and executive officers of the Bank. All directors have held their present positions for five years unless otherwise stated.

         James H. Brock is currently President of Rusco Window Company, Roanoke, Virginia, a manufacturer and distributor of home improvement products which has employed Mr. Brock since 1970. He is a member and past President of the Rotary Club of Roanoke, past President of the Better Business Bureau, and a former member of the board of directors of the Credit Marketing and Management Association.

         Glen C. Combs is Vice President of Acosta Sales, a food brokerage company. Mr. Combs is a former member of the Rotary Club of Roanoke and the Roanoke Food Brokers Association and a past Board member of Inter-City Athletic Association.

         Michael M. Kessler has been the President and sole stockholder of Kessler Associates, Ltd., a photo processing company, since 1983. He is also a member and past President of the Rotary Club of Roanoke, past President of the Virginia Professional Photographers Association, a past member of the Board of Governors of the Southeastern Professional Photographers Association, past chairman of the Specialist Group of the Professional Photographers of America and a past Board Member of the Better Business Bureau.

         D. W. Shilling joined the Bank in April 1998, filling the position of Executive Vice President and Chief Operations Officer. Between January 1995 and April 1998, Mr. Shilling was a Senior Vice President and Area Manager for the Roanoke, Virginia area of a Virginia-based commercial bank. Prior to that time, Mr. Shilling was a Senior Vice President and Area Manager for the same bank in the southwestern part of Virginia. Mr. Shilling became President and Chief Executive Officer of the Bank and President of the Company in March 1999. In June 1999, Mr. Shilling became Chief Executive Officer of the Company.

         B.L. Rakes became Chairman of the Boards of the Company and the Bank in March 1999. At that time he resigned as President and Chief Financial Officer of the Company and resigned as President, Chief Executive Officer and Chief Financial Officer of the Bank. He resigned as Chief Executive Officer of the Company and retired from the Bank at the end of June 1999. Mr. Rakes had been President, Chief Executive Officer and Chief Financial Officer of the Bank since 1977 and of the Company since 1994 and has been employed by the Bank since 1959. He served as Vice President and Treasurer from 1973 to 1977, and as Secretary from 1974 to 1977. He is a member and past President of the Rotary Club of Roanoke. Mr. Rakes serves as a consultant to the Bank.

         F. Courtney Hoge has been an insurance sales representative for New York Life Insurance Company, Roanoke, Virginia since 1965. He is President and a member of the board of the Life Line Foundation of the Rescue Mission, and serves on the Personnel Committee of the Presbyterian Community Center. He is past President of the E. Price Ripley Memorial Foundation, past President of the Roanoke Association of Life Underwriters, past President of the Roanoke Valley Estate Planning Council, and past President of the Rotary Club of Roanoke - Downtown.

         Barbara C. Weddle has been Senior Vice President of the Bank since 1985, in which capacity she oversees the savings, accounting and personnel departments. She has served as Secretary of the Bank since 1977. She has been employed by the Bank since 1965 in various capacities and served as a Vice President from 1977 until 1985.

         Wayne F. Munden has been a Senior Vice President since 1985 in which capacity he is Director of Lending. He has been employed by the Bank since 1968 and served as Vice President from 1977 to 1985. He is a member of the Rotary Club of Roanoke.

         Mary G. Staples has been Vice President of Operations for the Bank since 1997. She has served as Controller/Treasurer since 1990. She has been employed by the Bank since 1972 in various capacities.

Stockholder Nominations of Directors

         Pursuant to the Articles of Incorporation, nominations by stockholders must be made pursuant to timely notice in writing as set forth in the Articles of Incorporation. A stockholder's notice must be received by the Chairman of the Nominating Committee of the Board or the Secretary of the Company, not less than 14 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if fewer than 21 days notice of the meeting is given to stockholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.

         The stockholder's notice must contain certain information as required by and set forth in the Articles of Incorporation. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Company. The nomination made by a stockholder may be made only at a meeting of the stockholders of the Company called for the election of directors at which such stockholder is present in person or by proxy, and can only be made by a stockholder who has theretofore complied with the notice provisions set forth in the Articles of Incorporation.

Meetings and Committees of the Board of Directors

         The Company's Board of Directors conducts its business through meetings of the Board. The Board of Directors of the Company did not have committees during the fiscal year ended June 30, 1999, but the committees of the Bank's Board of Directors acted as committees for both the Company and the Bank. During the fiscal year ended June 30, 1999, the Board of Directors of the Company held 11 regular meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served during the fiscal year ended June 30, 1999.

         During the 1999 fiscal year, Directors Brock, Combs, Kessler, and Rakes acted as the Company's nominating committee ("Nominating Committee"), which is a non-standing committee, for selecting the management nominees for election of directors in accordance with the Company's Bylaws. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Articles of Incorporation and Bylaws, established any procedures for this purpose. The Board of Directors of the Company met twice as the Nominating Committee during the 1999 fiscal year.

         The Audit Committee, a standing committee, is comprised of Directors Hoge (Chairman), Brock, Combs, and Kessler. The Audit Committee annually selects the independent auditors and meets with the accountants to discuss and review the annual audit. The Audit Committee is further responsible for internal controls for financial reporting. The Audit Committee met once during the fiscal year ended June 30, 1999.

         The Executive Committee, a standing committee, consists of Directors Rakes (Chairman), Combs, and Hoge. The Executive Committee meets on call. It offers guidance to the Bank's and the Company's management. When necessary, it performs functions of the full Board during the intervals between meetings of the Board of Directors. The Company's Executive Committee did not meet during the fiscal year ended June 30, 1999. However, the Bank's Executive Committee met once during the fiscal year ended June 30, 1999. The Executive Committee also acts as the Personnel Committee.

         The full Board of Directors acts as a standing compensation committee, however, at times the Personnel Committee is directed to act on compensation matters, and any action taken by the Personnel Committee must be approved by the Board of Directors. The Board of Directors did not meet in fiscal 1999 to review and approve salary adjustments for the Company's senior management. However, the Bank's Board of Directors met three times during fiscal 1999 to act on compensation matters.

         The Retirement Committee consists of Directors Hoge (Chairman), Kessler, and Weddle. The Retirement Committee meets on call to review and study the Bank's retirement plans. The Retirement Committee met once during the fiscal year ended June 30, 1999.

Directors' Compensation

         The Company pays Board of Director fees of $3,600 per year to each member of its Board of Directors. The Company paid a total of $25,800 in directors fees during the fiscal year ended June 30, 1999.

         The Bank also pays Board of Director fees. Former Chairman Hart received $400 monthly and $450 per meeting attended and all other directors are paid $450 per meeting attended. Directors Rakes, Shilling and Weddle did not receive fees for attendance of meetings of the Board of Directors of the Bank or any of its committees during the 1999 fiscal year. Each non-employee director attending a meeting of the Executive Committee, Retirement Committee, or Loan Committee of the Bank receives a fee of $100 per meeting attended. The Bank paid a total of $33,050 in board and committee fees to members of the Board of Directors during the fiscal year ended June 30, 1999.

         Stock Awards. On October 25, 1995, the stockholders of the Company approved the SWVA Bancshares, Inc. 1994 Stock Option Plan ("1994 Stock Option Plan") and the Southwest Virginia Savings Bank, FSB Management Stock Bonus Plan ("Management Stock Bonus Plan"). Directors Hoge, Brock, Combs, and Kessler each received (as of the date of stockholder approval) options to purchase 2,852 shares of common stock under the 1994 Stock Option Plan and 1,141 shares of restricted stock under the Management Stock Bonus Plan. The options granted to these directors are exercisable at a rate of 20% annually. Restricted stock granted to the above named directors vest at a rate of 14.28% annually. In March 1998, each Director of the Company was awarded exercisable stock options to purchase 1,446 shares of common stock.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company. Mr. Rakes resigned as Chief Executive Officer of the Company during June 1999, at which time Mr. Shilling became Chief Executive Officer of the
Company. No other executive officers of the Company had a salary and bonus during the fiscal year ended June 30, 1999 that exceeded $100,000 for services rendered in all capacities to the Company.


                                                                                    Long Term Compensation
                                            Annual Compensation                              Awards
                                   ---------------------------------------      -------------------------------
                                                                                                    Securities
                                                                                 Restricted         Underlying
Name and                           Fiscal                 Other Annual            Stock              Options/           All Other
Principal Position      Year       Salary        Bonus     Compensation(1)      Awards($)(2)          SARs(#)         Compensation
------------------      ----       ------        -----     ---------------      ------------        -----------       ------------
B. L. Rakes             1999      $100,995       $  --          $3,850                 --            10,000             $24,165(3)
Chief Executive         1998      $100,995       $  --          $3,750                 --             1,446             $27,567(4)
Officer                 1997      $ 97,245       $  --          $3,800                 --               --              $24,050(5)

D.W. Shilling           1999      $ 95,000       $  --          $1,300                 --               --              $10,000(6)
Chief Executive
Officer

------------------------
(footnotes begin on the next page)

(continued from prior page)

(1) Consists of board of director fees from the Company and Southwest Virginia Service Corp. Does not include the value of certain other benefits, such as automobile allowances, which do not exceed 10% of the total salary and bonus of the individual.
(2) As of the end of the 1999 fiscal year, Mr. Rakes had 3,261 shares of restricted stock in the aggregate which had a total value of $42,393 (calculated by multiplying the aggregate number of restricted stock by the common stock's closing market price as of the last day of the 1999 fiscal year). Dividends are paid on the restricted stock awarded.
(3) Includes 613 shares of common stock allocated, in the 1999 fiscal year, under the ESOP with a market value of as of June 30, 1999, of $13.00 per share, for a total value of $7,969. Includes accruals under the Bank's Supplemental Executive Retirement Plan of $16,196 for the 1999 fiscal year.
(4) Includes 608 shares of common stock allocated, in the 1998 fiscal year, under the ESOP with a market value as of June 30, 1998, of $20.375 per share, for a total value of $12,388. Includes accruals under the Bank's Supplemental Executive Retirement Plan of $15,179 for the 1998 fiscal year.
(5) Includes 614 shares of common stock allocated, in the 1997 fiscal year, under the ESOP with a market value as of June 30, 1997, of $16.00 per share, for a total value of $9,824, and includes accruals under the Bank's Supplemental Executive Retirement Plan of $14,226 for the 1997 fiscal year.
(6) Consists of funds provided with the specific requirement that they be used by the officer to obtain an equity interest in the Company by purchasing shares of Company common stock.

Employment Agreement

         The Bank maintains an employment agreement with D. W. Shilling, President and Chief Executive Officer of the Bank. The employment agreement is for a term of three years at his then current salary level. The employment agreement may be terminable by the Bank for "just cause" as defined in the employment agreement. If the Bank terminates Mr. Shilling without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the employment agreement, but in no event for a period of less than 12 months. The employment agreement contains a provision stating that in the event of his involuntary termination of employment in connection with, or within two years after, any change in control of the Bank, Mr. Shilling will be paid in a lump sum an amount equal to 2.999 times his average annual compensation for the prior five years. Following a change in control, a termination of employment as of June 30, 1999 would have resulted in a lump sum payment of approximately $315,000 to Mr. Shilling. The employment agreement may be renewed annually by the Board of Directors upon a determination of satisfactory performance.

1994 Stock Option Plan

         Pursuant to the SWVA Bancshares, Inc. 1994 Stock Option Plan ("1994 Stock Option Plan"), shares of common stock were reserved for issuance by the Company upon exercise of stock options granted to officers, directors, and key employees of the Company (or any present or future parent or subsidiary of the Company).

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                                    Percent of
                     Number of    Total Options/
                    Securities     SARs Granted
                    Underlying     to Employees    Exercise or
                   Options/SARs      in Fiscal     Base Price
   Name             Granted (#)        Year          ($/Sh)      Expiration Date
----------         ------------    ------------    -----------   ---------------

B. L. Rakes           10,000           100%           13.00       June 29, 2004



         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES


                                                                  Number of Securities
                                                                 Underlying Unexercised        Value of Unexercised
                                  Shares                              Options/SARs           in-the-Money Options/SARs
                                Acquired on        Value           at Fiscal Year-End           at Fiscal Year-End
                                 Exercise        Realized                  (#)                          ($)
            Name                    (#)             ($)         Exercisable/Unexercisable    Exercisable/Unexercisable
----------------------------- ---------------  -------------  ---------------------------- ---------------------------

         B. L. Rakes                 0            $0                     20,004 / 5,706            N/A / N/A(1)


------------------------
(1) Based upon an exercise price of $16.69 per share for 8,558 shares, an exercise price of $13.00 per share for 10,000 shares, and an exercise price of $21.00 per share for 1,446 shares versus a closing price of $13.00 at June 30, 1999.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         Except as noted below, no directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Bank or any subsidiary involving more than $60,000 during the fiscal year ended June 30, 1999. Furthermore, the Bank had no "interlocking" relationships existing on or after June 30, 1999 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

         Set forth below is certain information as of June 30, 1999, relating to mortgage and other loans given to executive officers and directors and their immediate family who had aggregate outstanding loan balances with the Bank of $60,000 or greater.

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. Such loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectability, nor present other unfavorable features. However, as part of the Bank's compensation program, the Bank makes adjustable-rate first mortgage loans to full-time employees, officers, directors and related parties at 1% above the bank's cost of funds while adjustable-rate second mortgages and cash out refinances are made at 1.5% above the Bank's cost of funds. Such rates are only effective while such persons are employees, officers, directors (including loans to related parties of such individuals) of the Bank and continue to occupy the real estate securing the loans as their primary residence.

                                                                                                 Highest Unpaid
                                                                                                    Balance
                                                                                                   Outstanding
                                                                                                   During Last          Unpaid
                                                   Original      Interest       Prevailing Rate    Two Fiscal         Balance As
Name of Officer                        Date          Loan          Rate          at Time Loan      Years Ended       Of June 30,
or Director          Type of Loan   Originated      Amount       Charged           was Made       June 30, 1999          1999
---------------      ------------   ----------     --------      --------           --------     ---------------     -----------
Wayne F. Munden      Home Mortgage    05/30/97       $200,000    5.75%(1)           5.50%          $199,781           $193,557

------------------------
(1) The interest rate of 5.75% on the home mortgage loan is an adjustable rate mortgage plan. The loan was modified at the time the loan was made to 1% above the cost of Bank's funds rounded to the next one-quarter percent. The rate on this loan adjusts annually. The loan was originated with a 5.5% interest rate.

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         Cherry Bekaert & Holland L.L.P. served as the Company's auditors for the fiscal year ended June 30, 1999. The Board of Directors has approved the selection of Cherry Bekaert & Holland L.L.P. as its auditors for the fiscal year ended June 30, 2000, subject to ratification by the Company's stockholders. A representative of Cherry Bekaert & Holland L.L.P. is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Cherry Bekaert & Holland L.L.P. as the Company's auditors for the fiscal year ended June 30, 2000.

--------------------------------------------------------------------------------
       PROPOSAL III -- STOCKHOLDER PROPOSAL CONCERNING A SPECIAL COMMITTEE
--------------------------------------------------------------------------------

         Mr. Earl C. Faggert, 376 St. Alban Court, Winston-Salem, North Carolina 27104, is the owner of 16,837 shares of common stock. Mr. Faggert has submitted the following proposal and the accompanying statement.

         "RESOLVED, that the shareholders recommend that the Board of Directors of SWVA Bancshares, Inc. (the "Company") appoint a special committee of the Board of Directors to solicit, review and negotiate offers to acquire the Company on terms that are fair and in the best interest of the Company's shareholders; if the committee determines an offer is financially fair to the Company's shareholders and would receive required regulatory approvals, the committee shall recommend to the Board that it consider and act on the offer in accordance with applicable law."

--------------------------------------------------------------------------------
                      STATEMENT IN SUPPORT OF THE PROPOSAL
--------------------------------------------------------------------------------

         Proponent believes that shareholders should review carefully the SWVA Bancshares, Inc., Third 1999 Quarter News Release, issued by the Company May 12, 1999. Proponent further believes that the following information, contained in the News Release, should be of special concern to shareholders:

         o At March 31, 1998, the return on average assets was approximately .45% and return on average equity was below 5% - both return on average assets and return on equity were significantly below the Southeast Peer Group.

         o Net interest income decreased by $57,000 or 8.51% from $670,000 for the three months ended March 31, 1998 to $613,000 for the three months ended March 31, 1999. The decrease was mainly due to a reduction in mortgage loans and an increase in borrowed funds offset by a reduction in deposits.

         o Net income decreased $89,000 or 58.17%, from $153,000 for the three months ended March 31, 1998 to $64,000 for the three months ended March 31, 1999. The decrease was mainly due to higher expenses for Personnel, Data Processing, Increased Interest or Borrowings and a decrease in Interest Income on mortgage loans offset by decrease interest Paid on Deposits.

         o        Total  assets   decreased  by  4.33%,   net  loans  receivable
                  decreased by 5.99% and deposit decreased by 6.53% for the nine month period ending March 31, 1999.

SWVA Bancshares, Inc. has been a public company for over four years. Proponent believes that in that four year period, SWVA Bancshares, Inc., should have attained significantly higher returns on assets and equity. Proponent also believes SWVA Bancshares, Inc. should have attained a greater penetration of market share in the Roanoke Market. Recent declines in assets, net loans receivable and deposits are indicatives of a declining market share.

         As more financial institution mergers and acquisitions occur, Proponent believes that the time to actively explore the possibility of an acquisition of SWVA Bancshares, Inc., is now. Proponent believes that the creation of a committee of directors to carry out this effort is the best method of enhancing and maximizing shareholder value and serving the interests of shareholders.

--------------------------------------------------------------------------------
      RECOMMENDATION OF THE BOARD OF DIRECTORS (VOTE AGAINST PROPOSAL III)
--------------------------------------------------------------------------------

         The Board of Directors recommends that the stockholders vote against Proposal III. The Board of Directors believes that the creation of a special committee for the purpose of soliciting offers to acquire the Company is not needed. If the shareholders direct the Company to form a special committee to solicit offers, it will likely attract parties interested in bargains and will not be in the best interest of the

Company nor the stockholders and employees. The Board feels that if an offer were received, that it could review and, if appropriate, negotiate by means of its current resources.

         Each director owns a substantial amount of Common Stock and each director naturally wants to maximize the value of the Common Stock they own. The Board is aware that there have been acquisitions of financial institutions in southwest Virginia and that certain stockholders hope the Company will be next.

         While some stockholders may be interested only in short-term profits, the Board considers the interests of all stockholders. The Board believes that the Company can remain an independent community-based institution and provide long-term value to stockholders. Since the Bank converted from a mutual to stock form, each share of Common Stock from the initial offering has earned $2.45 in dividends which is 24.5% of the original price of the Common Stock. During this past fiscal year, the Company paid $0.40 in dividends.

         Mergers and acquisitions of other local institutions have provided the Company with opportunities for growth and the Company is repositioning itself in an effort to be a more active participant in the financial marketplace. In April 1998, the Bank hired Mr. D.W. Shilling to assist in the restructure and in March of this fiscal year, Mr. Shilling was elected President and Chief Executive Officer. Mr. Shilling placed priorities on establishing a commercial loan department, creating a retail sales culture and improving the Bank's delivery of products and services. A commercial lender with more than 25 years banking experience was hired to establish business banking with primary emphasis on building a portfolio of strong community business credits. The volume of commercial loans closed is increasing as is the pipeline of prospective new business relationships. Most of the loans closed have been real estate related, however, a full menu of commercial products are available and a new package of commercial deposit products should be ready in the upcoming first quarter. Commercial loans provide the Bank an increase in portfolio yield and commercial deposits provide a lower cost of funding than the traditional savings certificates. Productivity and efficiency in the Bank's branches have increased as a sales culture becomes defined and refined. The Banks retail staff is more aggressive in seeking new business and this past year their efforts resulted in doubling the Bank's portfolio of home equity lines of credit as well as doing twice the business in new consumer loans. New ATMs at the Oak Grove and Vinton offices were constructed in June and provide a much needed response to the demand of a growing segment of customers that want 24 hour banking access. Further, a new package of personal account services should be introduced in the first quarter of the next fiscal year which should assist the branch efforts in soliciting new accounts.

         Concentrated efforts in the commercial and retail sectors will be even more focused in fiscal 2000. Increased earnings are anticipated since much of the restructure expense was absorbed this past fiscal year. The Board is aware that stockholders who have only recently purchased Common Stock may be disappointed in the short-term performance of the Company, however, management projected that the additional staffing and increased expenses would negatively impact the Company's earnings for this fiscal year. Management fully anticipates increased earnings in the new fiscal year as these changes take effect. While Bank management is focusing on commercial and retail banking, it is not neglecting residential mortgage lending which is the Bank's primary function.

         The Bank is a community oriented financial institution that has developed long-term relationships with many of its customers. Approval of the proposal may confuse the Bank's current and future customers as to the future ownership and control of the Bank and adversely affect the Bank's ability to conduct its business in a normal manner. In addition, approval of the proposal may confuse and undermine employees' confidence regarding their future with the Company. This confusion could adversely affect the Company's effectiveness and ability to perform its services.

         The Company has repeatedly advised its stockholders that it is a community based institution. The members of the Board live and work in the market area of the Bank and believe that they are able to evaluate the changes, both good and bad, that result from merger activity in southwestern Virginia. The Board believes that its ongoing evaluation of its market is a better strategy than creating a special committee whose purpose may satisfy the short term interest of a few stockholders at the expense of all other Company stockholders. The Board will work to continue to provide long-term value to all stockholders.

         The  Board  of  Directors   recommends  a  vote  AGAINST  Proposal  III
concerning a special committee. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted AGAINST Proposal III.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at that meeting must be received at the Company's executive offices at 302 Second Street, S.W., Roanoke, Virginia 24011-1597, no later than May 17, 2000.

         If the Company receives notice after July 31, 2000 of a stockholder proposal to take action at next year's annual meeting of stockholders, but the proposal is not included in the Company's proxy material, then the persons named in the accompanying proxy sent by the Company will exercise discretionary authority when voting on that matter. The Articles of Incorporation provide that if notice of a stockholder proposal to take action at next year's annual meeting is not received at the Company's main office by August 15, 2000, the proposal will not be eligible for presentation at that meeting.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that proxies will be voted in accordance with the judgment of the persons named in the proxy. If the Company did not have notice of a matter on or before July 31, 1999, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Kissel Blake Inc., New York,

New York to assist in the solicitation of proxies at a cost to the Company not anticipated to exceed $3,000 plus reimbursement of certain incurred expenses.

         The Company's 1999 Annual Report to Stockholders, including financial statements, will be mailed to all persons who were stockholders of record as of the close of business on September 3, 1999. Any stockholder who has not received a copy of the 1999 Annual Report to Stockholders may obtain a copy by writing to the Secretary of the Company.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
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A COPY OF THE  COMPANY'S  ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED
JUNE 30, 1999 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SWVA BANCSHARES, INC., 302 SECOND STREET, S.W., ROANOKE, VIRGINIA 24011-1597.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/Barbara C. Weddle
                                             -----------------------------------
                                             Barbara C. Weddle
                                             Secretary

Roanoke, Virginia
September 14, 1999

                                                                   Form of Proxy

                              SWVA BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 13, 1999

         The undersigned hereby appoints the board of directors of SWVA Bancshares, Inc. ("Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders, to be held at the Holiday Inn - Tanglewood, 4468 Starkey Road, Roanoke, Virginia on October 13, 1999, at 10:30 a.m. and at any and all adjournments thereof, in the following manner:

                                                       FOR            WITHHELD

1.   The election as director of all nominees            _               _
     listed below with terms expiring as shown:         |_|             |_|

     James H. Brock (2002)
     Glen C. Combs (2002)
     Michael D. Kessler (2002)
     D.W. Shilling (2000)

INSTRUCTIONS: To withhold your vote for any individual nominee or nominees, mark the 'WITHHELD" box and insert the nominee's name or their names on the line provided below.

----------------------------------------------------

          The Board of Directors recommends a vote "FOR" Proposal 1.

                                                    FOR      AGAINST     ABSTAIN

2.   The ratification of the appointment
     of Cherry Bekaert & Holland L.L.P.
     as independent auditors of the Company          _          _           _
     for the fiscal year ending June 30, 2000.      |_|        |_|         |_|

          The Board of Directors recommends a vote "FOR" Proposal 2.

                                                    FOR      AGAINST     ABSTAIN


3.   The proposal of a stockholder to recommend
     that the Board of Directors appoint a special
     committee concerning offers to acquire the      _          _           _
     Company.                                       |_|        |_|         |_|

          The Board of Directors recommends a vote "AGAINST" Proposal 3.

          In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a proxy statement dated September 14, 1999.



                                              _   Please check here if you
Dated:                      , 1999           |_|  plan to attend the meeting.
       --------------------


-----------------------------------          -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-----------------------------------          -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE  COMPLETE,  DATE,  SIGN,  AND MAIL THIS PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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